UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2012

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-33571	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Double Eagle Petroleum Co. ("the Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 24, 2012. A total of 9,862,297 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, or approximately 88% of the total shares entitled to vote. At the Annual Meeting, stockholders (1) elected Roy Cohee to the Company’s Board of Directors; (2) approved, on an advisory basis, the compensation of its named executive officers; (3) advised that the Company hold an advisory vote on the compensation of its named executive officers every year; and (4) ratified the appointment of Hein & Associates LLP. as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The results of the voting were as follows:

ELECTION OF THE FOLLOWING CLASS II DIRECTOR AS A MEMBER OF OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE YEAR 2015:

Roy Cohee
For: 4,501,740
Against: 1,016,548
Abstain: 34,840
There were 4,309,169 broker non-votes with respect to the nominee.

PROPOSAL TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE PROXY STATEMENT:
For: 4,277,511
Against: 942,512
Abstain: 333,105
There were 4,309,169 broker non-votes with respect to this proposal.

PROPOSAL TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, WHETHER A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE HELD EVERY ONE, TWO OR THREE YEARS.
Every one year: 4,501,467
Every two years: 90,150
Every three years: 385,169
Abstain: 145,657
There were 4,739,854 broker non-votes with respect to this proposal.

RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.
For: 9,651,586
Against: 139,074
Abstain: 71,637
There were no broker non-votes with respect to this proposal.

In light of the voting results at the Annual Meeting regarding the frequency with which the Company hold an advisory vote on the compensation of its named executive officers, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation of its named executive officers in its proxy materials until the next required vote on the frequency of stockholder advisory votes on the compensation of named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

May 24, 2012	By:	/s/ Emily Maron

Name: Emily Maron
Title: Assistant Corporate Secretary